EXHIBIT 10.16


                      THIRD MODIFICATION OF LEASE AGREEMENT

         THIS THIRD MODIFICATION OF LEASE AGREEMENT ("Modification"), Made this 21st day of November, 1996, by and between OAKWOOD BUSINESS CENTER LIMITED PARTNERSHIP, a Delaware limited partnership, as successor to STS Buildings Associates, L.P., a Delaware limited partnership, (hereinafter referred to as "LANDLORD"), and KOS PHARMACEUTICALS, INC., a Florida corporation, hereinafter referred to as "TENANT".

                                   WITNESSETH:

         WHEREAS, LANDLORD and TENANT did heretofore on the 7th day of January 1993 enter into a certain Lease Agreement for premises located at One Oakwood Boulevard, SUITE 50, Hollywood, Florida 33020; which said Lease Agreement was amended by that Modification and Extension Agreement dated June 6, 1996, which said Lease Agreement was modified by that Assignment and Modification of Lease Agreement dated July 1, 1996 (collectively sometimes hereinafter the "Lease Agreement"); and

         WHEREAS, the parties hereto desire to further modify said Lease Agreement upon certain terms and conditions as more fully set forth hereinafter.

         NOW, THEREFORE, in consideration of the promises, covenants and undertakings hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         RECITATIONS: The foregoing recitations are true and correct and are incorporated herein by this reference.

         CONFLICTS: In the event of a conflict between any of the terms, conditions and/or provisions of this Modification and any of the terms, conditions and/or provisions of the Lease Agreement, the terms, conditions and/or provisions of this Modification shall prevail.

         DEFINED TERMS: Except as otherwise provided in this Modification, all defined terms shall have the meanings such defined terms have in the Lease Agreement.

         DEMISED PREMISES: Effective December 1, 1996 the area of the Demised Premises shall be increased from 7,750 square feet to TEN THOUSAND NINE HUNDRED AND EIGHTY-SEVEN (10,987) square feet to include Suite 218 as outlined in red on Exhibit "A" attached hereto. Effective August 1, 1997, the area of the Demised Premises shall be decreased to FIVE THOUSAND SEVEN HUNDRED AND FIFTY (5,750) square feet and TENANT shall vacate Suites 210, 212, and 218, as outlined in blue on Exhibit "A" attached hereto, as provided for in the Lease Assignment and Second Modification of Lease Agreement.

         BASE RENT: The Annual Base Rent as set forth in Section 5 of the Lease Agreement as subsequently modified, shall be further modified as follows:

PERIOD             PERIOD               ANNUAL                MONTHLY
COMMENCING         ENDING               BASE RENT             BASE RENT
----------         ------               ---------             ---------

12/1/96            7/31/97              $ 106,510.56          $8,875.88
8/1/97             11/30/97             $  51,405.00          $4,283.75
12/1/97            11/30/98             $  53,475.00          $4,456.25

         ADDITIONAL RENT: Effective December 1, 1996, TENANT'S Proportionate Share as set forth in Section 4(b)iii(g) of the Extension and Modification of Lease Agreement shall be increased from 12.27% to 17.4%. Effective August 1, 1997, TENANT'S Proportionate Share shall be decreased to 9.1%.

         CONSTRUCTION: LANDLORD agrees to allow TENANT to make interior improvements to Suite 218 of the Demised Premises. Said improvements shall be built in substantial compliance with the plans described in Exhibit "B" attached hereto. All work shall be performed by TENANT and at TENANT'S sole cost and expense.


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         RATIFICATION AND CONFIRMATION: Except as specifically modified and assigned hereby, all of the terms, provisions and conditions of the Lease Agreement of January 7th, 1993, as amended or modified, shall remain in full force and effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification of Lease Agreement the day and year first above written.

                                         Executed this ___ day of _____________
                                         1996.

WITNESSES:                               LANDLORD

                                         OAKWOOD BUSINESS CENTER
                                         LIMITED PARTNERSHIP,
                                         a Delaware limited partnership

                                         By:      OBC Genpar, Inc.
                                         Its:     General Partner

                                         By:
-----------------------------------         --------------------------------
                                         Its:

-----------------------------------
As to LANDLORD



                                         Executed this 21 day of November 1996.

WITNESSESS:                              TENANT:

                                         KOS PHARMACEUTICALS, INC.,
                                         a wholly owned subsidiary of
                                         Kos Holdings, Inc.

/S/  CAROLYN M. LEMAIRE                  By:/S/  DANIEL M. BELL
-----------------------------------         --------------------------------
                                         Name:  Daniel M. Bell
-----------------------------------
                                         Title:    President

/S/  LAURA BONITTO                       Attest: /S/  JUAN F. RODRIGUEZ
-----------------------------------              ---------------------------
As to TENANT                             Name:   Juan F. Rodriguez
                                         Title:  Controller

                                                  (CORPORATE SEAL)



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                                   EXHIBIT "A"

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                                   EXHIBIT "B"

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